SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 10, 2003

VIA NET.WORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

H. Walaardt Sacrestraat 401-403 1117 BM Schiphol Amsterdam, The Netherlands
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +31 205 020000

St. Giles House, 25 Kings Road, Reading RG1 3AR, United Kingdom
(Former address of principal executive offices)

Item 12.          Results of Operations and Financial Condition.

On November 07, 2003, we issued a news release announcing our financial results for the quarter ended September 30, 2003. A copy of the news release is furnished as Exhibit 99 hereto.

The information set forth in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2003	VIA NET.WORKS, Inc.
	By:	/s/ Matt S. Nydell
Matt S. Nydell
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 99                Press Release of VIA NET.WORKS, Inc. dated November 7, 2003.